SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2004

American Management Systems, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-9233	54-0856778

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4050 Legato Road Fairfax, Virginia	22033

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(703) 267-8000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 12.	DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 11, 2004, the Registrant announced revised revenue and earnings guidance for the fourth quarter ended December 31, 2003. A copy of the related press release is attached hereto as Exhibit 99.1. The press release attached as Exhibit 99.1 is being furnished to the Securities and Exchange Commission and shall not be deemed filed.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MANAGEMENT SYSTEMS, INCORPORATED

	By:	/s/ James C. Reagan

James C. Reagan Executive Vice President and Chief Financial Officer
Date: February 11, 2004